Exhibit 10.14(d)

AMENDMENT NO. 3

TO THE SECOND AMENDED AND RESTATED

MASTER LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3, dated as of June 22, 2004 (this “Amendment”), to the Second Amended and Restated Master Loan and Security Agreement, dated as of August 29, 2003 (as previously amended, supplemented or otherwise modified, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), among AAMES CAPITAL CORPORATION (“Aames Capital”), AAMES FUNDING CORPORATION (“Aames Funding”, together with Aames Capital, each a “Borrower”, collectively, the “Borrowers”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers and the Lender are parties to the Existing Loan Agreement.

The Borrowers and the Lender have agreed, subject to the terms and conditions of this Amendment, to increase the amount of the Maximum Credit from $200,000,000 to $350,0000,000 (the $150,000,000 amount of such increase, the “Increase Amount”).

Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendment. Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of “Maximum Credit” in its entirety and substituting in lieu thereof the following new definition:

“Maximum Credit” shall mean $350,000,000.

SECTION 2. Conditions Precedent. This Amendment shall be effective on the first date that all of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):

2.1 On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each Borrower and the Lender.

(b) Amended and Restated Note. In exchange for the Note delivered under the Existing Loan Agreement, an Amended and Restated Promissory Note, substantially in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of each Borrower.

(c) Secretary’s Certificates of Borrowers. A certificate of the Secretary or Assistant Secretary of each Borrower, substantially in the form of Exhibit B hereto, dated as of the date hereof, and

(i) certifying that since the Effective Date of the Existing Loan Agreement there have been no changes to any of the organizational documents of such Borrower delivered pursuant to Section 5.01 of the Existing Loan Agreement,

(ii) certifying as to the incumbency and specimen signature of each officer of such Borrower executing this Amendment,

(iii) attaching a copy of the resolutions, in form and substance reasonably satisfactory to the Lender, of the Board of Directors of such Borrower authorizing (A) the execution, delivery and performance of this Amendment, and (B) the borrowings contemplated under the Loan Agreement, and

(iv) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of such Borrower in the jurisdiction of its organization.

(d) Legal Opinions. A legal opinion of in-house counsel to the Borrowers, with respect to corporate matters, and a legal of outside counsel to the Borrowers, with respect to enforceability and certain other matters.

(e) Fee Letter. A letter dated the date hereof between the Borrowers and the Lender (the “Fee Letter”).

(f) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

2.2 Fees. On the Amendment Effective Date the Lender shall have received payment from the Borrowers, in Dollars, in immediately available funds, without deduction, set-off or counterclaim, at the account of the Lender set forth in Section 3.01(a) of the Loan Agreement, of an amount equal to the Additional Commitment Fee (as defined in the Fee Letter referred to above).

2.3 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Loan Agreement as amended hereby. The execution of this Amendment by the Lender shall not operate as a waiver of any of its rights, powers or privileges under the Loan Agreement or under any of the other Loan Documents, except as expressly set forth herein.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

AAMES CAPITAL CORPORATION

By
Name:	Jon D. Van Deuren
Title:	Senior Vice President

AAMES FUNDING CORPORATION

By
Name:	Jon D. Van Deuren
Title:	Senior Vice President

LENDER

MORGAN STANLEY MORTGAGE CAPITAL INC.

By
Name:
Title:

Exhibit A

FORM OF AMENDED AND RESTATED PROMISSORY NOTE

[See Attached]

THIRD AMENDED AND RESTATED PROMISSORY NOTE

$350,000,000	August 29, 2003 amended and restated June 22, 2004 New York, New York

FOR VALUE RECEIVED, AAMES CAPITAL CORPORATION, a California corporation (“Aames Capital”) and AAMES FUNDING CORPORATION, a California corporation (“Aames Funding”, and together with Aames Capital, each a “Borrower”, collectively the “Borrowers”), hereby promise to pay, jointly and severally, to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the “Lender”), at the principal office of the Lender at 1221 Avenue of the Americas, 27th Floor, New York, New York, 10020, in lawful money of the United States, and in immediately available funds, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

This Note is the Note referred to in the Second Amended and Restated Master Loan and Security Agreement, dated as of August 29, 2003 (as amended, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”) among the Borrowers and the Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

The Borrowers agree, jointly and severally, to pay all the Lender’s costs of collection and enforcement (including reasonable attorneys’ fees and disbursements of Lender’s counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys’ fees through appellate proceedings.

Notwithstanding the pledge of the Collateral, each Borrower hereby acknowledges, admits and agrees that the Borrowers’ obligations under this Note are recourse obligations of the Borrowers to which each Borrower pledges its full faith and credit.

Each Borrower, and any endorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender’s remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of any Borrower, even if such Borrower is not a party to such agreement; provided, however, that the Lender and each Borrower, by written agreement between them, may affect the liability of such Borrower.

This Third Amended and Restated Promissory Note amends and restates in its entirety the Second Amended and Restated Promissory Note dated August 29, 2003 (the “Existing Promissory Note”) and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Promissory Note. Each Borrower hereby acknowledges and agrees that simultaneously with the Borrowers’ execution and delivery of this Second Amended and Restated Promissory Note to the Lender, the Lender has delivered to Aames Capital the Existing Promissory Note.

Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable to the maximum extent permitted by applicable law for all representations, warranties, covenants, obligations and indemnities of the Borrowers under the Loan Documents.

[SIGNATURE PAGE FOLLOWS]

This Note shall be governed by and construed under the laws of the State of New York whose laws each Borrower expressly elects to apply to this Note. Each Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, Borough of Manhattan, or in the District Court of the United States for the Southern District of New York.

AAMES CAPITAL CORPORATION

By:
Name:
Title:

AAMES FUNDING CORPORATION

By:
Name:
Title:

SCHEDULE OF LOANS

This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

Date Made	Principal Amount of Loan	Interest Rate	Amount Paid or Prepaid	Unpaid Principal Amount	Notation Made by

Exhibit B

FORM OF SECRETARY’S CERTIFICATE

Pursuant to Section 2.1(c) of that certain Amendment No. 3, dated as of June 22, 2004 (the “Third Amendment”), to the Second Amended and Restated Master Loan and Security Agreement, dated as of August 29, 2003 (as previously amended, supplemented or otherwise modified, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the Loan Agreement), among AAMES CAPITAL CORPORATION (“Aames Capital”), AAMES FUNDING CORPORATION (“Aames Funding”, together with Aames Capital, each a “Borrower”, collectively, the “Borrowers”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (the “Lender”), the undersigned hereby certifies on behalf of [Aames Capital / Aames Funding] (the “Specified Borrower”) as follows:

(a) Since the Effective Date of the Existing Loan Agreement there have been no changes to any of the organizational documents of the Specified Borrower delivered pursuant to Section 5.01 of the Existing Loan Agreement and each such document remains in full force and effect as of the date hereof; and

(b) Attached hereto as “Annex A” are original certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of the Specified Borrower in its jurisdiction of organization;

(c) Attached hereto as “Annex B” is a true, correct and complete copy of the resolutions of the Specified Borrower, together with any and all amendments thereto, authorizing the execution, delivery and performance of this Amendment and the borrowings contemplated thereunder, such resolutions having not been amended, modified, revoked or rescinded, and the same being in full force and effect in the attached form as of the date hereof;

(d) The following named individuals are duly elected, qualified and acting officers of the Specified Borrower, each such individual holding the office(s) set forth opposite his respective name as of the date hereof, and the signatures set forth beside the respective name and title of said officers and authorized signatories are true, authentic signatures:

Name	Title	Signature

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned has hereunto executed this Secretary’s Certificate as of this      day of                     , 2004.

By:
Name:
Title:

The undersigned,                                         , does hereby certify that he is the duly elected and presently incumbent                                          of the Specified Borrower and in such capacity does hereby certify to the Lender that                                          is the duly elected and presently incumbent Secretary of the Specified Borrower.

By:
Name:
Title: